                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-19957) and on Form S-8 (No.2-57924, No.33-54158,
No.33-51655, No. 333-26793, No. 333-88229, No. 333-48130, No. 333-58676, and No.
333-65400) of Quaker Chemical Corporation of our report dated March 18, 2003 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
March 27, 2003